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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 30, 2000

                           SYMBOL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       1-9802                                          11-2308681
(Commission File No.)                      (IRS Employer Identification No.)


                     One Symbol Place, Holtsville, NY 11742
                    (Address of principal executive offices)

                                  631-738-2400
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OF ASSETS

     On November 30, 2000, Symbol Technologies, Inc. ("Symbol") completed the acquisition of Telxon Corporation ("Telxon") through a merger of Telxon with a wholly owned subsidiary of Symbol. In the merger, each outstanding share of Telxon common stock was converted into the right to receive 0.5 of a share of Symbol common stock. Reference is made to Symbol's Registration Statement on Form S-4 (File No. 333-44202) for further information regarding the merger. A copy of the press release announcing the consummation of the merger is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     It is impracticable for Symbol to file the financial statements and information required by Items 7(a) and (b) of the General Instructions to Form 8-K at this time. Symbol will file such financial statements and information as soon as practicable and in any event no later than the date on which Symbol is required to file such statements and information pursuant to Items 7(a)(4) and 7(b)(2) of the General Instructions to Form 8-K.

(c)      Exhibits

         99.1 Press Release of Symbol dated November 30, 2000 announcing completion of the acquisition.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 1, 2000

                                      SYMBOL, INC.

                                      By: /s/ Kenneth V. Jaeggi
                                          -------------------------------
                                          Kenneth V. Jaeggi
                                          Senior Vice President-Finance and
                                          Chief Financial Officer